UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) August 25, 2005


                           Commission File Number 000-29743
                                                  ---------


                       Internal Hydro International, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Nevada                                            88-0409143
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(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                         Identification Number)


            607 W. MARTIN LUTHER KING Jr. Blvd., TAMPA, FLORIDA 33603
           -----------------------------------------------------------
                    (Address of principal executive offices)


                                 (813) 231-7122
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                (Registrant's Executive Office Telephone Number)


Section 8 - Other Events

     Item 8.01 Other Events

Internal Hydro International Inc. , announces that with consultation of its auditors, it has decided due to the need to complete a number of accounting items related to it's prior reverse merger to be accurately reflected for the benefit of its shareholders, asset acquisitions, future consultant agreements, and other accounting necessities, the Company's quarterly report will be filed beyond the previously filed extension. Due to the ongoing corporate set up of present and future assets, this is a necessity that will cause the temporary reclassification of the symbol to IHDRE for a limited time. The quarterly filing is expected not later than midweek of August 29, 2005.

Section 9 - Financial Statements and Exhibits

     Item 9.01 - Financial Statements and Exhibits

     (a) Financial Statements

          None

     (b) Exhibits

          Exhibit 99.1 News Release dated August 25, 2005


Pursuant to the requirements of the Securities Exchange Act of registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERNAL HYDRO INTERNATIONAL, Inc.
August 26, 2005                      By:

                                     /s/ Craig A. Huffman
                                     -------------------------------
                                         Craig A. Huffman
                                         Chief Executive Officer & President